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                           SHORT-TERM INVESTMENTS CO.

                                PRIME PORTFOLIO

                              INSTITUTIONAL CLASS

                       Supplement dated December 16, 1996
       to the Statement of Additional Information dated December 12, 1995



         On December 11, 1996, the Board of Directors of Short-Term Investments Co. approved, subject to shareholder approval, the elimination of and changes to certain fundamental investment policies of Prime Portfolio (the "Fund"). Shareholders of the Fund will be asked to approve these changes at an annual meeting of shareholders to be held on February 7, 1997. If approved, these changes will become effective as of March 1, 1997.

         Reference is made to Investment Restriction Nos.(2) and (10) of the Fund, set forth on pages A-19 - A-20 of the Fund's Statement of Additional Information. The Board of Directors has approved the elimination of Investment Restriction No. (10) and a change to Investment Restriction No. (2) of the Fund. In the event shareholders approve the proposed changes, Investment Restriction No. (10) will no longer apply and Investment Restriction No. (2) will read in full as follows:

         (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as amended from time to time, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;



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                           SHORT-TERM INVESTMENTS CO.

                                PRIME PORTFOLIO

                              INSTITUTIONAL CLASS

                       Supplement dated December 16, 1996
                   to the Prospectus dated December 12, 1995
             as supplemented October 18, 1996 and November 5, 1996


APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Directors (the "Board") of Short-Term Investments Co. (the "Company") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Company with respect to Prime Portfolio (the "Fund"). Shareholders will be asked to approve the proposed advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with Fund Management Company. There are no material changes to the terms of the new agreements, including the fees payable by the Fund. No change is anticipated in the investment advisory or other personnel responsible for the Fund as a result of these new agreements.

         The Board has approved these new agreements because the Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that the Fund's shareholders approve the new advisory agreement at the Annual Meeting and the merger is consummated, the new advisory agreement with respect to the Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         The Board has unanimously approved the elimination of and changes to certain fundamental investment policies of the Fund, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, they will become effective on March 1, 1997.

         The Fund is currently generally prohibited from investing in other investment companies. The Board has approved the elimination of this prohibition, and the amendment of another fundamental investment policy that correspond to the proposed elimination. The elimination of the fundamental investment policy that prohibits the Fund from investing in other investment companies and the proposed amendment to the corresponding fundamental investment policy would permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission. Reference is made to Investment Restriction No. 2 on page 9 of the Fund's prospectus, which will read as follows:

         (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as amended from time to time, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         For additional information regarding the proposed changes described above, see the Fund's Statement of Additional Information dated December 12, 1995, as supplemented December 16, 1996.